UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                                 March 31, 2006
                Date of Report (Date of earliest event reported)


                                    VIAD CORP
             (Exact name of registrant as specified in its charter)


          Delaware                    001-11015                  36-1169950
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


  1850 North Central Avenue, Suite 800, Phoenix, Arizona           85004-4545
          (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (602) 207-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

     On March 31, 2006, Viad Corp (the "Company") issued a press release announcing that Kimbra A. Fracalossi has resigned as President and Chief Executive Officer of its Exhibitgroup/Giltspur division to pursue other interests. Ms. Fracalossi has agreed to continue working with the Company in a consulting role to ensure a smooth transition to new leadership for Exhibitgroup/Giltspur. Until a new President and Chief Executive Officer of Exhibitgroup/Giltspur is named, the senior management team of Exhibitgroup/Giltspur will report to Paul B. Dykstra, Chief Operating Officer of the Company. A copy of the Company's press release is furnished herewith as
Exhibit 99 and is incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits
           99   - Press Release dated March 31, 2006.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                VIAD CORP
                                                (Registrant)

March 31, 2006                                  By /s/ G. Michael Latta
                                                   --------------------
                                                   G. Michael Latta
                                                   Vice President - Controller
                                                   (Chief Accounting Officer and
                                                   Authorized Signer)